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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: January 3, 2007
                        (Date of earliest event reported)

                              UNIVERSAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

            Virginia                     1-652                 54-0414210
  (State or Other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)              File Number)         Identification No.)

              1501 North Hamilton Street
                  Richmond, Virginia                             23230
       (Address of Principal Executive Offices)               (Zip Code)

               Registrant's telephone number, including area code:
                                 (804) 359-9311

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.      OTHER EVENTS.

         On January 3, 2007, the Registrant issued a press release announcing that a California court has substantially reduced punitive damages previously awarded to plaintiffs in the case captioned Rosemary Valladares, et al v. Madera Quality Nut, Inc., et al. The press release is furnished as Exhibit 99.1 to this Report and is incorporated herein by reference.

ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS.

     (d)    Exhibits.

            NO.     DESCRIPTION
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            99.1    Press release dated January 3, 2007, announcing reduction of jury award.*

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*Filed Herewith

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               UNIVERSAL CORPORATION
                                               (Registrant)

Date: January 3, 2007                          By: /s/ Preston D. Wigner
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                                                   Preston D. Wigner
                                                   General Counsel and Secretary

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER     DOCUMENT
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  99.1     Press release dated January 3, 2007, announcing reduction of jury award.*

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*Filed Herewith